SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2002

                        COMMISSION FILE NUMBER: 000-31801



Nevada                        Universal Broadband                     33-0930198
(State or other               Communications, Inc.              (I.R.S. Employer
jurisdiction of           (Exact name of registrant as       Identification No.)
incorporation or            specified in its charter)
organization)

18200 Von Karman Avenue, 10th Floor, Irvine, CA                            92612
(Address of principal executive offices)                              (Zip Code)


       Registrant's telephone number, including area code: (949) 474-1500












                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010

                                   Page 1 of 7
                      Index to Exhibits specified on Page 4

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.

          Not applicable.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

On March 30, 2002, we entered into an Asset Purchase Agreement ("Agreement") with Monarch Communications, Inc. ("Monarch"), which Agreement provides, among other things, for our acquisition of certain assets of Monarch, which assets are specified as Exhibit "2" to this report. The consideration for the Agreement has been determined using an acquisition multiple that is standard for acquisitions in the long-distance telecommunications industry. Specifically, the prevailing acquisition multiples for privately held long distance companies currently range from a low of 1 to a high of 3 times monthly revenue. The consideration for the Agreement has been calculated using an acquisition multiple of 2 times monthly revenue.

We issued 25,000 shares of our common stock and agreed to pay an amount equal to 2 times the monthly billing revenue for the months December, 201; January, 2002 and February 2002, for the assets that we purchased pursuant to the Agreement.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.

          Not applicable.

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

          Not applicable.

ITEM 5.   OTHER EVENTS.

          Not applicable.

ITEM 6.   RESIGNATIONS OF REGISTRANT'S OFFICERS AND DIRECTORS.

          Not applicable.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

          Not Applicable

ITEM 8.   CHANGE IN FISCAL YEAR.

          Not applicable.

ITEM 9.   REGULATION FD DISCLOSURE.

          Not applicable.








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



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        Universal Broadband Communications, Inc.
                                        A Nevada Corporation


DATED:  April 11, 2002                  By: /s/  Mark Ellis
                                            -----------------------
                                        Mark Ellis, Chief Executive
                                        Officer and Chairman of the
                                        Board of Directors












































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



INDEX TO EXHIBITS

(2) PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION Asset Purchase Agreement






















































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



                            ASSET PURCHASE AGREEMENT

                               Universal Broadband
                              Communications, Inc.
                          18200 VON KARMAN, 10TH FLOOR
                            IRVINE, CALIFORNIA 92612


                                 March 30, 2002


     This letter sets forth the intent of Universal Broadband Communications, Inc. ("UBC") to negotiate and execute a purchase agreement (the "Purchase Agreement") pursuant to which UBC shall purchase (the "Acquisition") the direct billing customer base (collectively, the "Assets") of Monarch Communications, Inc. ("Monarch") in exchange for the purchased price of two times monthly billing and 25,000 shares of common stock of UBC.

     Except as provided in paragraph G, H, & J below, this letter constitutes a statement of intent of the undersigned and is given for the purpose of initiating contract negotiations among the parties. This letter is not meant to set forth, nor shall it be construed as an attempt to define, all of the terms and conditions of the transactions involved.

     A.   Purchase Price;  Consideration;  Management Agreement.  At the closing
          -----------------------------------------------------
          (the "Closing") of the Acquisition, UBC shall pay Monarch (2) times the average of Monarch's gross monthly long distance customer base direct billing revenues only for the months of December, 2001, January and February 2002, subject to due diligence satisfactory to UBC and to adjustments and prorations provided for in the Purchase Agreement (as adjusted, the "Purchase Price").

     B.   Schedule for Transaction. The Purchase Agreement shall be executed not
          ------------------------
          later than five (5) days from the date hereof. The closing date (the "Closing Date") shall be subsequent to the execution of the Purchase Agreement, and shall be the date upon which the transactions contemplated in the Purchase Agreement are consummated. The Closing Date shall be no later than five (5) days after all conditions to closing have been satisfied, including but not limited to obtaining approval from the Federal Communications Commission and all applicable state public service and public utility commissions. Counsel to UBC shall begin immediately after receipt of a counterpart of this letter, signed by Monarch.

     C.   Contingencies.  The  transactions  contemplated  herein are contingent
          -------------
          upon:

          1. Due Diligence. Conclusion, satisfactory to UBC, of UBC's due diligence prior to and after execution of the Purchase Agreement. UBC shall be furnished, and may examine, properties, permits, licenses, titles, and books and records of Monarch. UBC shall be entitled to review all of the books and records of Monarch, which shall include records of amounts receivables, contracts, operating manuals, policies and procedures, vendor names and addresses, customer names, addresses and telephone numbers, records of customer purchases, equipment and maintenance records, liability and health insurance policies, payroll records, commission records, employment records, records of any employee benefit plans maintained by NCI and communications between NCI and any insurer or regulatory agency having jurisdiction over


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



               activities conducted by Monarch. Further, UBC may conduct interviews of Monarch's counsel, auditors, employees and other persons whom UBC shall specifically identify to Monarch with respect to matters relating to Monarch and its assets and liabilities. Monarch will provide UBC with copies of all of the documents pertaining to Monarch as UBC may reasonably request, and Monarch and its representatives shall cooperate with and provide access to UBC and its representatives in order to facilitate UBC's investigations.

          2. UBC's obtaining of all consents, including consents required from any and all governmental entities, necessary for operation of the business of Monarch from and after the Closing Date.

          3. Entry of UBC with all professional and executive employees of UBC designated by UBC, in its sole discretion, into employment agreements and noncompetition, nondisclosure and nonsolicitation agreements on terms acceptable to UBC.

     D.   Absence of Litigation.  Monarch  represents  that there is not pending
          ---------------------
          any action, suit, proceeding, inquiry, or investigation, at law or in equity before or by any court, public board or regulatory agency against or affecting Monarch or the operation of its business as now conducted (nor, to the knowledge and belief of Monarch, is there any basis therefore), the outcome of which would have a material adverse effect on Monarch's operations or business.

     E.   Business Conducted in Ordinary Course.  Prior to the Closing,  Monarch
          -------------------------------------
          will conduct its business in the ordinary course, pay its obligations as they become due, and will keep and maintain its assets and insurance policies insuring the assets, intact, and at least in the same condition as they are now, normal wear and tear excepted. Monarch shall maintain its beneficial relationships with customers, employees and suppliers and shall advise UBC of any material changes of which it becomes aware regarding its prospects for continued sales and marketing or its relationship with any supplier.

     F.   Other  Matters.  The  Purchase  Agreement  shall  contain  such  other
          --------------
          representations, warranties, covenants, agreements, and conditions that are acceptable to the parties and customary in transactions of this nature.

     G.   Expenses. Each party shall pay its own expenses in connection with the
          --------
          execution and performance of this letter of intent. Each party shall bear the costs of its own professional fees.

     H.   Confidentiality.  The parties understand that in the course of the due
          ---------------
          diligence process, they shall exchange confidential information concerning their respective businesses, and that the information of each exchanged in the course of due diligence shall be subject to the terms and provisions of the Nondisclosure Agreement previously entered into between Monarch and UBC, the provisions of which are incorporated herein by this reference.

     J.   Non-Binding  Effect.  This  letter is not  intended  to  constitute  a
          -------------------
          binding and enforceable agreement (except for the provisions of Paragraphs G and H, the provisions of this paragraph, which are fully binding upon the parties hereto). This letter is not based on any final agreement among the parties and, except as expressly provided to the contrary, is not intended to impose any obligations whatsoever upon any party. Except to the extent stated above in this paragraph and paragraphs G and H, I above, the parties do not intend to be bound by any agreement until the execution of the Purchase Agreement, and no party may reasonably rely upon any promise, oral or otherwise, inconsistent with this paragraph.

By this letter of intent, we have set forth and outlined the terms under which we wish to proceed to acquire the Assets. Also set forth are our expectations and your obligations after the signing of the letter of intent. If you are in agreement with these matters, please sign in the space provided and return the original of this letter of intent to us, retaining a copy for yourself.

                                        Sincerely,

                                        Universal Broadband Communications, Inc.



                                        By:
                                           ---------------------------------
                                        Name: Mark Ellis
                                        Title: CEO and President

                                        Approved by the Board of Directors:



                                        --------------------------
                                        Mark Ellis, CEO


AGREED AND ACCEPTED:
Monarch Communications, Inc.,



By:
    ---------------------------
Name:   Ron Davis
Title:  CEO and President

















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